KEYNOTE SERIES ACCOUNT

Supplement to the Prospectus dated May 1, 2016

The following supplements the Prospectus for each of the Keynote Subaccounts:

The Board of Trustees of the underlying Transamerica Partners Portfolios (each, a “Portfolio”) in which certain Keynote Subaccounts (each, a “Subaccount”) invest has approved a reorganization of each Portfolio pursuant to which the Portfolio’s assets would be acquired, and its liabilities would be assumed, by the fund (the “Acquiring Fund”) listed opposite the Portfolio on Schedule I in exchange for shares of the Acquiring Fund. Each Portfolio would then be liquidated, and shares of the Acquiring Fund would be distributed to the applicable Subaccount and other investors then invested in the Portfolio.

Under each reorganization, the relevant Subaccount would receive shares of the corresponding Acquiring Fund with the same aggregate net asset value as its interest in the Portfolio. It is expected that the reorganization will be taxable to the Subaccount.

Each reorganization is subject to the satisfaction of certain conditions, including approval by the Portfolio’s holders of beneficial interests. Proxy materials describing the reorganizations are expected to be mailed later in 2016. If the reorganizations are approved by the Portfolios’ holders, they are expected to occur during the second quarter of 2017.

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Keynote Government Money Market Subaccount

Keynote Inflation-Protected Securities Subaccount

Keynote Core Bond Subaccount

Keynote Balanced Subaccount

Keynote Large Value Subaccount

Keynote Large Growth Subaccount

Investors Should Retain this Supplement for Future Reference

August 3, 2016

Schedule I

Keynote Subaccount	Series of Transamerica Partners Portfolios	Acquiring Fund

Keynote Government Money Market Subaccount	Transamerica Partners Government Money Market Portfolio	Transamerica Government Money Market

Keynote Inflation-Protected Securities Subaccount	Transamerica Partners Inflation-Protected Securities Portfolio	Transamerica Inflation-Protected Securities

Keynote Core Bond Subaccount	Transamerica Partners Core Bond Portfolio	Transamerica Intermediate Bond

Keynote Balanced Subaccount	Transamerica Partners Balanced Portfolio	Transamerica Balanced II

Keynote Large Value Subaccount	Transamerica Partners Large Value Portfolio	Transamerica Large Value Opportunities

Keynote Large Growth Subaccount	Transamerica Partners Large Growth Portfolio	Transamerica Large Growth